UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 2003

                                 STRATASYS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     1-13400                36-3658792
 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)

  14950 MARTIN DRIVE, EDEN PRAIRIE, MINNESOTA                55344
   (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (952) 937-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     Exhibit 99.1 -- Stratasys, Inc., Press Release, issued October 29, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 29, 2003, Stratasys, Inc. issued a press release announcing its third-quarter 2003 earnings. A copy of Stratasys's press release is attached to this report as Exhibit 99.1 and incorporated by reference.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              STRATASYS, INC.
                                              (Registrant)


Date: October 29, 2003                        By: /s/ Thomas W. Stenoien
                                                  ------------------------------
                                                    Thomas W. Stenoien
                                                    Executive Vice President and
                                                    Chief Financial Officer



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